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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report
dated [          ] with respect to the consolidated financial statements of
Sterling Bancshares, Inc. included in or made part of this Registration Statement on Form S-4.

                                                           DELOITTE & TOUCHE LLP

Houston, Texas
February      , 1998